Janus Investment Fund

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Research Fund

Supplement dated October 21, 2024

to Currently Effective Prospectuses

and Statement of Additional Information

The Board of Trustees (the “Trustees”) of Janus Henderson Global Technology and Innovation Fund and Janus Henderson Research Fund (each, a “Fund”, and together, the “Funds”) has approved, subject to shareholder approval, proposals to reclassify the diversification status of each Fund from diversified to nondiversified and to eliminate a related fundamental investment restriction (“Proposal 1”), and to modify Janus Henderson Global Technology and Innovation Fund’s fundamental concentration policy (“Proposal 2”). A meeting of shareholders of the Funds is expected to be held on or about December 20, 2024 to vote on these proposals.

Shareholders of record of the Funds as of October 22, 2024 are entitled to vote at the meeting and will receive a proxy statement, which contains important information about the proposals.

Proposal 1: Reclassification from Diversified to Nondiversified and Elimination of a Related Fundamental Investment Restriction

Pending shareholder approval of Proposal 1 at the meeting, a Fund will be classified as nondiversified and will no longer be subject to the following fundamental investment restriction effective December 23, 2024:

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Proposal 2: Modification of Janus Henderson Global Technology and Innovation Fund’s Fundamental Concentration Policy

Pending shareholder approval of Proposal 2 at the meeting, Janus Henderson Global Technology and Innovation Fund will adopt the following revised concentration policy effective December 23, 2024:

The Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that the Fund will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.

Please see the proxy statement, which will also be available on the Securities and Exchange Commission’s website (www.sec.gov), for additional information. The foregoing is not a solicitation of any proxy.

Please retain this Supplement with your records.